[logo] M F S(R)                                                SEMIANNUAL REPORT
    INVESTMENT MANAGEMENT                                         MARCH 31, 2002

[graphic omitted]

                              VERTEX(SM) CONTRARIAN FUND

                              VERTEX(SM) INTERNATIONAL FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INTERNATIONAL FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust XI, of which the funds are series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and              ABBY M. O'NEILL (born 04/27/28) Trustee
President                                                             Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman and Chief          Inc. (investment advisers), Chairman and Chief
Executive Officer                                                     Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                               LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, President and Director      Hemenway & Barnes (attorneys), Partner

KEVIN J. PARKE* (born 12/14/59) Trustee                               WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chief Investment            Harvard University Graduate School of Business
Officer, Executive Vice President and Director                        Administration, Adjunct Professor; CBL & Associates
                                                                      Properties, Inc. (real estate investment trust),
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee                        Director; The Baupost Fund (a mutual fund), Vice
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard       Chairman and Trustee
Medical School, Professor of Surgery
                                                                      J. DALE SHERRATT (born 09/23/38) Trustee
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee            Insight Resources, Inc. (acquisition planning
Edmund Gibbons Limited (diversified holding company), Chief           specialists), President; Wellfleet Investments
Executive Officer; Colonial Insurance Company Ltd., Director and      (investor in health care companies), Managing
Chairman; Bank of Butterfield, Chairman (until 1997)                  General Partner (since 1993); Paragon Trade Brands,
                                                                      Inc. (disposable consumer products), Director;
WILLIAM R. GUTOW (born 09/27/41) Trustee                              Cambridge Nutraceuticals (professional nutritional
Private investor and real estate consultant; Capitol                  products), Chief Executive Officer (until May 2001)
Entertainment Management Company (video franchise), Vice
Chairman                                                              ELAINE R. SMITH (born 04/25/46) Trustee
                                                                      Independent health care industry consultant
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services),      WARD SMITH (born 09/13/30) Trustee
Director; Eastern Enterprises (diversified services company),         Private investor; Sundstrand Corporation
Chairman, Trustee and Chief Executive Officer (until November         (manufacturer of highly engineered products for
2000)                                                                 industrial and aerospace applications), Director
                                                                      (until June 1999)

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman and               ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                             Treasurer
Massachusetts Financial Services Company, Chairman and Chief          Massachusetts Financial Services Company, Vice
Executive Officer                                                     President (since August 2000); UAM Fund Services,
                                                                      Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant Secretary and
Assistant Clerk                                                       ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior Vice President       Massachusetts Financial Services Company, Vice
and Associate General Counsel                                         President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk                  JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior Vice President,      Massachusetts Financial Services Company, Senior
General Counsel and Secretary                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                                    INVESTOR SERVICE
Vertex Investment Management, Inc.,                                   MFS Service Center, Inc.
A wholly owned subsidiary of Massachusetts Financial                  P.O. Box 2281
Services Company (MFS)                                                Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                                                 For general information, call toll free:
                                                                      1-800-225-2606 any business day from 8 a.m. to
DISTRIBUTOR                                                           8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                                                   For service to speech- or hearing-impaired
Boston, MA 02116-3741                                                 individuals, call toll free: 1-800-637-6576 any
                                                                      business day from 9 a.m. to 5 p.m. Eastern time. (To
PORTFOLIO MANAGERS                                                    use this service, your phone must be equipped with a
Christopher J. Burn+                                                  Telecommunications Device for the Deaf).
David R. Mannheim+
Mark Regan+                                                           For share prices, account balances, exchanges or stock
                                                                      and bond outlooks, call toll free: 1-800-MFS-TALK
CUSTODIAN                                                             (1-800-637-8255) anytime from a touch-tone
State Street Bank and Trust Company                                   telephone.

INVESTOR INFORMATION                                                  WORLD WIDE WEB
For information on MFS mutual funds, call your investment             www.mfs.com
professional or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

 (1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 15, 2002

(1) Source: The Wall Street Journal Online, April 8, 2002.

(2) Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Vertex(SM) Contrarian Fund

Dear Shareholders,
For the six months ended March 31, 2002, Class A shares of the fund provided a total return of -2.01% and Class I shares -1.99%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 10.97% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

Over the period, we saw a dramatic recovery from the market downturn that followed the events of September 11; both the market as a whole and mid-cap stocks in particular performed well. The main factors that caused the fund to underperform in that environment were our short positions in retail companies in the fourth quarter of 2001 and our technology long positions in the first quarter of 2002.

After the market recovered from its post-September 11 shock, we took a number of short positions in large-ticket, discretionary retail businesses such as jewelry, consumer electronics, and travel. We believed that fallout from September 11 would lead to weak consumer spending during the critical Christmas selling season and that high-ticket retail stocks would suffer. What we didn't count on was government policy that -- brilliantly, we believe -- offset a tremendous destruction of consumer confidence by putting more money in consumers' hands. As a result, retail spending did not decline as much as we had anticipated.

Our technology holdings worked well for the first half of the period, but stumbled in the first quarter of 2002. As of the end of the period, we disagreed with the way the market was valuing two groups within technology, and we were holding onto our positions in the belief that the market might come around to our point of view. We believed the market was undervaluing companies in the software industry, such as Rational Software, which we think have high market share, attractive business models, and visible growth. At the same time, we think the market was overvaluing semiconductor and semiconductor manufacturing equipment firms, which we felt had poor visibility of future earnings and might be late to participate in a recovery; we held short positions in a number of those firms.

Communication tower stocks such as American Tower and Crown Castle International were another area that hurt performance. Tower companies build towers and rent antenna space to wireless and broadcast companies. In the short term, we think the market has lumped tower firms with other telecom firms that have done poorly. But, in our view, tower companies are more of a real estate business, and we think the long-term economics of the industry remain attractive.

Areas that worked well over the period included long positions in energy, insurance, and retail companies. In the energy sector, U.S. natural gas producers have been a large position in the fund for some time, based on our research that indicated gas supplies were falling at a time when demand was rising. The market seemed to recognize this supply/demand imbalance over the period, as most of our gas stocks rose in price. Late in the period, we reduced some of those positions and took some profits.

Several property & casualty insurance firms were new holdings that contributed to performance. This is a group that many investors felt would be decimated by claims resulting from the events of September 11, and, in fact, some companies did perform badly. But, for many leaders in the business, the terrorist attacks magnified a positive trend that we had been observing for some time: stronger companies with the reserves to sustain large losses were finding themselves able to raise rates significantly for the first time in many years. We believe this growth in premium rates may be sustained for some time, benefiting the stocks of several insurance underwriters, brokers, and reinsurers in the portfolio.

Our two major retail investments, both new over the period, were firms that we viewed as "second chance" opportunities: companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses. We invested in CVS, a national drug store chain, after its stock got crushed as a result of some mistakes that we think were short term. We think the company could benefit from a trend toward consolidation in the drug store business and from increased demand for prescription drugs by an aging population.

Similarly, we bought stock in Kroger, a supermarket chain, after its earnings stumbled in late 2001. Our research led us to have confidence in the company over the long term, and we feel that food sales may be less sensitive to any weakness in consumer spending than most other areas of retail. Our positions in both CVS and Kroger helped performance over the period.

    Respectfully,

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

Vertex(SM) International Fund

Dear Shareholders,
For the six months ended March 31, 2002, Class A shares of the fund provided a total return of -6.63%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to an 8.08% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

The fund is managed as a "long/short" portfolio and seeks to provide capital appreciation through three major types of holdings: long positions, short positions, and "pair trades." Our goal is to deliver market-level returns -- as represented by the fund's benchmark -- or better than market-level returns with substantially lower volatility than the benchmark. Investors should understand that the fund employs somewhat risky strategies and that a positive return is by no means guaranteed.

The fund's long positions are based on the best ideas of MFS' team of international analysts, under the supervision of the portfolio manager. Similarly, the fund's short positions are based on our analysts' best ideas of stocks they believe are likely to decline in price. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. To close a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Of course, if the security rises in price, the fund may lose money on a short position.

The fund's pair trades combine a long position and a short position within the same industry. The intent is to allow the fund to profit from the pair whether the industry as a whole performs well or poorly. If the industry performs well, for example, we expect that the long position will increase in price more than the short position. Although the fund will lose money on the rising short position, our hope is that the profits from the long position will more than compensate for the loss. Similarly, if the industry performs poorly, we expect that our profits from the short position will outweigh the loss on the long position in the pair.

Looking at the market environment over the period, the fourth quarter of 2001 saw equity markets around the globe rebound from their post-September 11 lows. Some of the strongest performance occurred in sectors, such as technology, that had been weak before the terrorist attacks and were hit hardest in the post-attack downturn.

Later in the period, the market recovery became more broad-based, affecting cyclical areas such as paper, mining, and commodity chemicals. As the period came to a close, the markets gave back some of their gains, but remained positive overall for the six-month period.

The fund's underperformance over the period masks the fact that the portfolio has outperformed its benchmark over several time frames since its inception on December 29, 2000. For the calendar year 2001, the fund delivered a return (not including sales charges) of -3.70% against a return of -21.21% for the MSCI EAFE. For the one-year period ended March 31, 2002, the fund returned 4.26% (not including sales charges) as compared to -7.80% for its benchmark. And for the first three months of 2002, the fund was up 2.10% as compared to 1.03% for the MSCI EAFE.

We believe our underperformance for the six-month period ended March 31, 2002, was due largely to the structure of the fund. Because a large portion of the portfolio is invested in short positions and pair trades, the fund as a whole has tended to be about 10% - 30% "net long" (long positions minus short positions) to the market. This means that when the market is strongly positive, as it was in the fourth quarter of 2001, the portfolio will -- by design -- lag the market. The fund is not designed to follow the market; rather, our intent is that the fund's hedge-type structure may allow it to deliver good absolute returns over a series of up and down periods.

More specifically, our worst performance over the period occurred in the fourth quarter of 2001. We had a number of short positions, especially in financial services and technology firms, that lost value when the market soared. Most of those same positions, however, benefited the fund over the calendar year 2001 and in the first quarter of 2002. We think it is important for investors to understand that, in both our long and short holdings, we try to take positions that are based on our long-term beliefs about a company's prospects. Historically, this has enabled us to stick with a majority of our positions through short-term swings in the market, because we take a long-term fundamental view.

    Respectfully,

/s/ Christopher J. Burn                        /s/ David R. Mannheim

    Christopher J. Burn                            David R. Mannheim
    Portfolio Manager                              Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VERTEX CONTRARIAN FUND(1)(2)(3)(4)(5)(6)(7)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A                                                                6 Months            1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                           -2.01%           -14.28%         +276.67%         +580.98%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                        --              -14.28%         + 55.59%         + 63.23%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                      --              -19.21%         + 52.55%         + 60.78%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I                                                                6 Months            1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                                -1.99%           -14.30%         +276.02%         +579.80%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)                             --              -14.30%         + 55.50%         + 63.16%
-----------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, May 1, 1998, through March 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

VERTEX INTERNATIONAL FUND(1)(2)(3)(4)(5)(6)(7)

CLASS A                                                                                6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                           -6.63%            +4.26%            -1.68%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                        --               +4.26%            -1.35%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                      --               -1.73%            -5.90%
-----------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through March 31, 2002.
** Takes into account the maximum sales charge of 5.75%.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT INCLUDE THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

(1) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

(3) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(4) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(5) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(6) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(7) These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of the Vertex Contrarian Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the trust were elected as follows:

                                                          NUMBER OF SHARES
                                                        --------------------
                                                                     WITHHOLD
NOMINEE                                                    FOR       AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                  850,718.125          45.825
John W. Ballen                                     850,718.125          45.825
Lawrence H. Cohn                                   850,718.125          45.825
J. David Gibbons                                   850,718.125          45.825
William R. Gutow                                   850,718.125          45.825
J. Atwood Ives                                     850,718.125          45.825
Abby M. O'Neill                                    850,718.125          45.825
Lawrence T. Perera                                 850,718.125          45.825
William J. Poorvu                                  850,607.947         156.003
Arnold D. Scott                                    850,718.125          45.825
J. Dale Sherratt                                   850,718.125          45.825
Elaine R. Smith                                    850,439.407         324.543
Ward Smith                                         850,718.125          45.825

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    837,550.848
Against                                                 11,536.836
Abstain                                                  1,676.266

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    847,172.365
Against                                                  3,591.585

ITEM 4. The approval of a new investment advisory agreement with Vertex Investment Management, Inc.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    843,806.873
Against                                                  5,345.475
Abstain                                                  1,611.602

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending September 30, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    850,689.479
Against                                                     74.471

At a special meeting of shareholders of the Vertex International Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the trust were elected as follows:

                                                          NUMBER OF SHARES
                                                        --------------------
                                                                      WITHHOLD
NOMINEE                                                   FOR        AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 158,593.557             0.00
John W. Ballen                                    158,593.557             0.00
Lawrence H. Cohn                                  158,593.557             0.00
J. David Gibbons                                  158,593.557             0.00
William R. Gutow                                  158,593.557             0.00
J. Atwood Ives                                    158,593.557             0.00
Abby M. O'Neill                                   158,593.557             0.00
Lawrence T. Perera                                158,593.557             0.00
William J. Poorvu                                 158,593.557             0.00
Arnold D. Scott                                   158,593.557             0.00
J. Dale Sherratt                                  158,593.557             0.00
Elaine R. Smith                                   158,593.557             0.00
Ward Smith                                        158,593.557             0.00

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    158,593.557
Against                                                       0.00
Abstain                                                       0.00
Broker Non-votes                                              0.00

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    158,593.557
Against                                                       0.00
Abstain                                                       0.00
Broker Non-votes                                              0.00

ITEM 4. The approval of a new investment advisory agreement with Vertex Investment Management, Inc.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    158,072.781
Against                                                    520.776
Abstain                                                       0.00

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending September 30, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    158,593.557
Against                                                       0.00
Abstain                                                       0.00

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2002

VERTEX CONTRARIAN FUND

Stocks - 113.3%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 111.6%
  Business Services - 7.4%
    BEA Systems, Inc.*#                                                   8,180             $   112,148
    CSG Systems International, Inc.*#                                    26,840                 764,135
    DST Systems, Inc.*                                                    3,600                 179,280
    S1 Corp.*                                                            23,240                 358,825
                                                                                            -----------
                                                                                            $ 1,414,388
-------------------------------------------------------------------------------------------------------
  Computer Software - 4.4%
    Akamai Technologies, Inc.*                                           30,000             $   120,030
    Internet Security Systems, Inc.*                                     20,970                 479,164
    Netegrity, Inc.*                                                     12,400                 183,396
    RSA Security, Inc.*                                                   6,060                  54,540
                                                                                            -----------
                                                                                            $   837,130
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    IMPATH, Inc.*                                                         3,200             $   131,328
    Intuit, Inc.*                                                           200                   7,672
                                                                                            -----------
                                                                                            $   139,000
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 10.1%
    CheckFree Corp.*#                                                    57,510             $   881,628
    VERITAS Software Corp.*                                              24,000               1,051,920
                                                                                            -----------
                                                                                            $ 1,933,548
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.2%
    Brocade Communications Systems, Inc.*                                   700             $    18,900
    Citrix Systems, Inc.*#                                               42,980                 742,694
    McDATA Corp., "A"*                                                   10,300                 122,261
    McDATA Corp., "B"*                                                      700                   8,470
    Network Appliance, Inc.*                                                900                  18,342
    Rational Software Corp.*                                             17,320                 274,176
                                                                                            -----------
                                                                                            $ 1,184,843
-------------------------------------------------------------------------------------------------------
  Electronics - 3.8%
    General Motors Corp., "H"*#                                          37,780             $   621,481
    Intersil Holding Corp.*                                               4,100                 116,235
                                                                                            -----------
                                                                                            $   737,716
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.5%
    Goldman Sachs Group, Inc.                                             4,700             $   424,175
    Merrill Lynch & Co., Inc.                                            10,200                 564,876
    Nasdaq 100 Index Tracking Stock*                                     18,000                 649,080
                                                                                            -----------
                                                                                            $ 1,638,131
-------------------------------------------------------------------------------------------------------
  Insurance - 2.4%
    Arthur J. Gallagher & Co.                                             4,880             $   159,918
    Travelers Property Casualty Corp.*                                      800                  16,000
    Willis Group Holdings Ltd.*#                                         11,300                 279,110
                                                                                            -----------
                                                                                            $   455,028
-------------------------------------------------------------------------------------------------------
  Internet - 14.1%
    CNET Networks, Inc.*                                                 38,889             $   213,112
    VeriSign, Inc.*#                                                     92,766               2,504,682
                                                                                            -----------
                                                                                            $ 2,717,794
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.8%
    Alcon, Inc.*                                                          3,100             $   104,935
    Applera Corp. - Applied Biosystems Group#                            11,110                 248,309
                                                                                            -----------
                                                                                            $   353,244
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 16.0%
    Arthrocare Corp.*                                                     3,070             $    55,291
    Cytyc Corp.*#                                                        41,430               1,115,296
    Genzyme Corp.*                                                       19,400                 847,198
    HEALTHSOUTH Corp.*                                                   34,040                 488,474
    IMS Health, Inc.                                                     23,350                 524,207
    Lincare Holdings, Inc.*                                               1,840                  49,901
                                                                                            -----------
                                                                                            $ 3,080,367
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Houston Exploration Co.*                                                980             $    30,380
-------------------------------------------------------------------------------------------------------
  Oils - 6.0%
    Apache Corp.                                                             50             $     2,844
    Devon Energy Corp.                                                   12,074                 582,812
    EOG Resources, Inc.                                                  11,200                 454,272
    Newfield Exploration Co.*                                             3,130                 115,779
                                                                                            -----------
                                                                                            $ 1,155,707
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    BioMarin Pharmaceutical, Inc.*                                       16,500             $   172,755
    Sepracor, Inc.*                                                         100                   1,940
                                                                                            -----------
                                                                                            $   174,695
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.3%
    Scholastic Corp.*                                                     4,700             $   254,693
-------------------------------------------------------------------------------------------------------
  Retail - 3.6%
    CVS Corp.                                                            16,780             $   576,057
    Talbots, Inc.                                                         3,000                 106,200
                                                                                            -----------
                                                                                            $   682,257
-------------------------------------------------------------------------------------------------------
  Supermarket - 2.9%
    Kroger Co.*                                                          24,770             $   548,903
-------------------------------------------------------------------------------------------------------
  Technology - 1.6%
    Macrovision Corp.*                                                   11,890             $   316,869
-------------------------------------------------------------------------------------------------------
  Telecommunications - 9.2%
    Amdocs Ltd.*#                                                        12,170             $   324,330
    Charter Communications, Inc.*                                         3,900                  44,031
    CIENA Corp.*#                                                         7,490                  67,410
    Comverse Technology, Inc.*#                                           6,670                  84,509
    Crown Castle International Corp.*                                    24,900                 164,589
    EchoStar Communications Corp.*#                                      38,540               1,091,453
                                                                                            -----------
                                                                                            $ 1,776,322
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.7%
    American Tower Corp., "A"*                                           58,910             $   318,703
    SBA Communications Corp.*                                             3,400                  11,186
                                                                                            -----------
                                                                                            $   329,889
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 8.8%
    Advanced Fibre Communications, Inc.*                                 24,200             $   464,398
    Emulex Corp.*                                                        13,500                 444,555
    GlobespanVirata, Inc.*                                                9,900                 147,708
    ONI Systems Corp.*                                                   61,490                 379,393
    QLogic Corp.*                                                         4,100                 203,032
    Tekelec Co.*                                                          4,400                  50,424
                                                                                            -----------
                                                                                            $ 1,689,510
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $21,450,414
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.7%
  Bermuda - 0.9%
    XL Capital Ltd. (Insurance)                                           1,900             $   177,365
-------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    SmartForce PLC (Internet)*                                           10,700             $   112,350
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*                    1,200             $    28,165
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $   317,880
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $26,483,455)                                            $21,768,294
-------------------------------------------------------------------------------------------------------

Securities Sold Short - (33.5)%
-------------------------------------------------------------------------------------------------------
U.S. Stocks - (30.8)%
  Biotechnology - (1.7)%
    Amgen, Inc.*                                                         (5,400)            $  (322,272)
-------------------------------------------------------------------------------------------------------
  Business Services - (0.9)%
    Robert Half International, Inc.*                                     (5,540)            $  (163,541)
-------------------------------------------------------------------------------------------------------
  Electronics - (5.7)%
    Applied Materials, Inc.*                                            (16,400)            $  (890,028)
    KLA-Tencor Corp.*                                                    (3,110)               (206,815)
                                                                                            -----------
                                                                                            $(1,096,843)
-------------------------------------------------------------------------------------------------------
  Entertainment - (2.0)%
    Emmis Broadcasting Corp., "A"*                                      (14,400)            $  (385,056)
-------------------------------------------------------------------------------------------------------
  Financial Institutions - (7.8)%
    J. P. Morgan Chase & Co.                                            (29,300)            $(1,044,545)
    Nasdaq 100 Index Tracking Stock*                                    (12,800)               (461,568)
                                                                                            -----------
                                                                                            $(1,506,113)
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - (1.8)%
    Merck & Co., Inc.                                                    (5,900)            $  (339,722)
-------------------------------------------------------------------------------------------------------
  Oil Services - (2.1)%
    Oil Service Holders Trust                                            (5,900)            $  (406,510)
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - (4.2)%
    Krispy Kreme Doughnuts, Inc.*                                       (19,850)            $  (810,872)
-------------------------------------------------------------------------------------------------------
  Supermarket - (1.0)%
    Safeway, Inc.*                                                       (4,400)            $  (198,088)
-------------------------------------------------------------------------------------------------------
  Telecommunications - (2.7)%
    Charter Communications, Inc.*                                       (45,900)            $  (518,211)
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - (0.3)%
    Questar Corp.                                                        (2,300)            $   (59,133)
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - (0.6)%
    WorldCom, Inc.*                                                     (15,600)            $  (105,144)
-------------------------------------------------------------------------------------------------------
Foreign Stocks - (2.7)%
  France
    Cap Gemini SA (Computer Services)                                    (6,990)            $  (518,914)
-------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(5,666,871))                               $(6,430,419)
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 20.2%                                                        3,879,315
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $19,217,190
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2002

VERTEX INTERNATIONAL FUND

Stocks - 96.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 90.5%
  Australia - 8.4%
    Australia & New Zealand Banking Group Ltd., ADR (Banks and
      Credit Cos.)#                                                         500             $    23,700
    Lihir Gold Ltd. (Metals and Mining)                                  26,500                  21,768
    M.I.M. Holdings Ltd. (Metals and Mining)                             60,840                  43,810
    News Corp., Ltd. (Media)                                                425                  12,062
    NRMA Insurance Group Ltd. (Insurance)                                12,900                  23,395
    Qantas Airways Ltd. (Airlines)*                                       5,000                  11,975
    TABCORP Holdings Ltd. (Gaming)                                        1,500                   9,025
    Westpac Banking Corp. Ltd., ADR (Banks and Credit Cos.)                 300                  12,496
                                                                                            -----------
                                                                                            $   158,231
-------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Aracruz Celulose S.A. (Forest and Paper Products)#                      585             $    12,080
-------------------------------------------------------------------------------------------------------
  Canada - 5.2%
    Alcan Aluminum, Ltd. (Metals - Aluminum)                                400             $    15,829
    Barrick Gold Corp. (Metals and Mining)                                2,000                  37,120
    Manitoba Telecom Services (Telecommunications)                          750                  14,178
    Manulife Financial Corp. (Insurance)#                                   650                  17,842
    Talisman Energy, Inc. (Oils)                                            300                  12,522
                                                                                            -----------
                                                                                            $    97,491
-------------------------------------------------------------------------------------------------------
  Finland - 1.1%
    Nokia Corp., ADR (Telecommunications)#                                  985             $    20,429
-------------------------------------------------------------------------------------------------------
  France - 7.8%
    Aventis S.A. (Pharmaceuticals)#                                         480             $    33,000
    Carrefour S.A. (Supermarket)                                            400                  18,799
    Clarins S.A. (Consumer Products)                                        305                  18,262
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                                340                  21,778
    Suez (Water Treatment Systems)                                          465                  13,120
    Technip S.A. (Oil Services)*                                            550                  18,917
    Total Fina Elf S.A., ADR (Oils)#                                        290                  22,214
                                                                                            -----------
                                                                                            $   146,090
-------------------------------------------------------------------------------------------------------
  Germany - 3.1%
    Fresenius AG, Preferred (Medical and Health Products)                   310             $    14,164
    Fresenius Medical Care AG (Medical and Health Products)               1,230                  18,795
    Linde AG (Engineering)                                                  310                  15,338
    Schering AG (Pharmaceuticals)                                           180                  10,431
                                                                                            -----------
                                                                                            $    58,728
-------------------------------------------------------------------------------------------------------
  Hong Kong - 2.2%
    CNOOC Ltd. (Oils Services)                                           17,500             $    21,764
    CNOOC Ltd., ADR (Oil Services)                                          800                  19,840
                                                                                            -----------
                                                                                            $    41,604
-------------------------------------------------------------------------------------------------------
  India - 2.0%
    ICICI Ltd. (Financial Services)#                                      4,600             $    37,352
-------------------------------------------------------------------------------------------------------
  Ireland - 1.9%
    Bank of Ireland (Banks and Credit Cos.)                                 350             $    15,131
    Jefferson Smurfit Group PLC (Forest and Paper Products)               9,000                  21,398
                                                                                            -----------
                                                                                            $    36,529
-------------------------------------------------------------------------------------------------------
  Japan - 13.9%
    Asahi Breweries, Ltd. (Beverage Products)                             2,000             $    16,137
    Canon, Inc. (Special Products and Services)#                            300                  11,145
    Fujisawa Pharmaceutical Co., Ltd. (Pharmaceuticals)                   1,000                  21,944
    Honda Motor Co., Ltd. ADR (Automotive)#                               1,340                  28,368
    Nissan Motor Co., Ltd. (Automotive)                                  14,000                 101,139
    Sega Corp. (Consumer Goods and Services)*                             2,800                  12,465
    Shin-Etsu Chemical Co., Ltd. (Chemicals)                                800                  33,843
    Shiseido Co., Ltd. (Consumer Goods and Services)                      1,000                  10,375
    Tokyo Gas Co., Ltd. (Gas)                                             6,000                  14,524
    Tosoh Corp. (Chemicals)                                               4,000                  11,553
                                                                                            -----------
                                                                                            $   261,493
-------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Telefonos de Mexico S.A., ADR (Telecommunications)                      320             $    12,925
-------------------------------------------------------------------------------------------------------
  Netherlands - 4.8%
    Akzo Nobel N.V. (Chemicals)                                             310             $    14,461
    Akzo Nobel N.V., ADR (Chemicals)#                                       200                   9,386
    Koninklijke (Royal) KPN NV (Telecommunications - Wireline)            2,710                  13,740
    Koninklijke Philips Electronics N.V. (Electronics)#                     370                  11,181
    Unilever N.V., NY Shares (Consumer Products)#                           325                  18,460
    United Services Group (Staffing Services)*                              618                  12,236
    VNU N.V., ADR (Publishing - Newspaper)#                                 370                  11,749
                                                                                            -----------
                                                                                            $    91,213
-------------------------------------------------------------------------------------------------------
  New Zealand - 1.0%
    Tranz Rail Holdings Ltd. (Transportation - Services)*                10,100             $    18,459
-------------------------------------------------------------------------------------------------------
  Russia - 0.6%
    Mobile Telesystems, ADR (Telecommunications - Wireless)                 300             $    10,968
-------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    United Overseas Bank Ltd. (Banks and Credit Cos.)                       500             $     8,243
-------------------------------------------------------------------------------------------------------
  South Africa - 0.6%
    Impala Platinum Holdings Ltd. (Minerals)                                200             $    10,649
-------------------------------------------------------------------------------------------------------
  South Korea - 3.2%
    Hanwha Chemical Corp. (Chemicals)*                                    3,500             $    18,018
    Samsung Electronics (Electronics)                                       110                  29,860
    SK Telecom Co., Ltd., ADR (Telecom - Wireless)#                         520                  12,792
                                                                                            -----------
                                                                                            $    60,670
-------------------------------------------------------------------------------------------------------
  Spain - 2.4%
    Banco Bilbao Vizcaya Argentaria, S.A. (Banks and Credit Cos.)#        1,700             $    20,026
    Iberdrola S.A. (Utilities - Electric)                                   700                   9,114
    Telefonica S.A., ADR (Telecommunications)#                              510                  16,886
                                                                                            -----------
                                                                                            $    46,026
-------------------------------------------------------------------------------------------------------
  Switzerland - 7.4%
    Converium Holding AG (Insurance)*                                        70             $     3,575
    Converium Holding AG, ADR (Insurance)*#                                 440                  11,489
    STMicroelectronics N.V. (Electronics)                                   360                  12,211
    Syngenta AG (Chemicals)                                                 130                   7,932
    Syngenta AG, ADR (Chemicals)*#                                        7,300                  89,790
    Synthes-Stratec, Inc. (Medical and Health Products)                      23                  15,092
                                                                                            -----------
                                                                                            $   140,089
-------------------------------------------------------------------------------------------------------
  United Kingdom - 23.2%
    Anglo American PLC (Metals and Mining)                                1,000             $    16,657
    Anglo American PLC, ADR (Metals and Mining)#                          2,000                  32,940
    BP Amoco PLC, ADR (Oils)#                                               560                  29,736
    British Sky Broadcast Group PLC (Broadcasting)*#                        383                  27,161
    CGNU PLC (Insurance)*                                                 1,030                  10,866
    Diageo PLC, ADR (Food and Beverage Products)#                         1,275                  66,899
    GlaxoSmithKline PLC, ADR (Medical and Health Products)#                 475                  22,325
    Lloyds TSB Group PLC (Banks and Credit Cos.)#                           510                  21,165
    Lonmin PLC (Metals and Minerals)*                                     2,184                  37,320
    Next PLC (Retail)                                                     1,300                  20,081
    Reckitt Benckiser PLC (Consumer Goods and Services)*                    650                  10,679
    Reed International PLC, ADR (Printing and Publishing)#                  590                  23,346
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                   1,250                  32,176
    Tesco PLC (Retail)                                                    1,767                  18,192
    Tesco PLC (Retail)*                                                   5,200                  17,842
    Vodafone Group PLC (Telecom - Wireless)#                              2,720                  50,130
                                                                                            -----------
                                                                                            $   437,515
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 1,706,784
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.5%
    Freeport-McMoRan Copper & Gold, Inc. (Metals and Mining)*             3,000             $    52,860
    ICN Pharmaceuticals, Inc. (Pharmaceuticals)#                            600                  19,050
    USA Networks, Inc. (Media)*#                                          1,000                  31,770
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $   103,680
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,731,328)                                             $ 1,810,464
-------------------------------------------------------------------------------------------------------

Securities Sold Short - (73.6)%
-------------------------------------------------------------------------------------------------------
Foreign Stocks - (65.2)%
  Australia - (2.6)%
    Macquarie Bank Ltd. (Banks and Credit Cos.)                          (2,810)            $   (49,852)
-------------------------------------------------------------------------------------------------------
  Belgium - (0.8)%
    Electrabel S.A. (Utilities - Electric)                                  (72)            $   (14,864)
-------------------------------------------------------------------------------------------------------
  Finland - (2.1)%
    Stora Enso Oyj (Paper and Related Products)                          (3,200)            $   (40,590)
-------------------------------------------------------------------------------------------------------
  France - (3.3)%
    Cap Gemini S.A. (Computer Services)                                    (255)            $   (18,930)
    France Telecom S.A. (Telecommunications)                               (770)                (23,416)
    Vivendi Universal S.A. (Consumer Goods and Services)                   (500)                (19,399)
                                                                                            -----------
                                                                                            $   (61,745)
-------------------------------------------------------------------------------------------------------
  Germany - (18.4)%
    DaimlerChrysler AG (Automobiles)                                       (800)            $   (36,413)
    DaimlerChrysler AG (Automobiles)                                     (2,120)                (95,464)
    Deutsche Bank AG (Banks and Credit Cos.)                             (1,550)                (99,742)
    Dis Deutscher Industrie SVC (Business Service)                         (800)                (19,286)
    Fresenius AG (Medical and Health Products)                             (180)                (10,941)
    Pixelpark AG (Internet)                                              (3,500)                (16,205)
    Siemens AG (Electronics)                                               (800)                (52,914)
    Wella AG, Preferred (Consumer Goods and Services)*                     (305)                (15,661)
                                                                                            -----------
                                                                                            $  (346,626)
-------------------------------------------------------------------------------------------------------
  Hong Kong - (8.2)%
    Bank of East Asia, Ltd. (Banks and Credit Cos.)*                    (11,600)            $   (23,127)
    Cheung Kong Holdings Ltd. (Real Estate)                              (4,000)                (35,771)
    Hutchison Whampoa Ltd. (Conglomerate)                                (4,000)                (35,258)
    Sun Hung Kai Properties Ltd. (Real Estate)                           (8,000)                (60,773)
                                                                                            -----------
                                                                                            $  (154,929)
-------------------------------------------------------------------------------------------------------
  Italy - (0.6)%
    Fiat S.p.A (Automotive)                                                (800)            $   (11,105)
-------------------------------------------------------------------------------------------------------
  Japan - (9.7)%
    Disco Corp. (Machinery)                                                (600)            $   (35,653)
    Nomura Securities Co. Ltd. (Finance)                                 (3,000)                (38,888)
    ORIX Corp. (Financial Services)                                      (1,000)                (74,957)
    The Furukawa Electric Co., Ltd. (Electronics)                        (7,000)                (33,942)
                                                                                            -----------
                                                                                            $  (183,440)
-------------------------------------------------------------------------------------------------------
  Netherlands - (1.0)%
    Koninklijke Ahold N.V. (Supermarkets)*                                 (715)            $   (18,718)
-------------------------------------------------------------------------------------------------------
  Panama - (0.8)%
    Banco Latinoamericano de Exportaciones, S.A. (Banks and
      Credit Cos.)                                                         (675)            $   (14,816)
-------------------------------------------------------------------------------------------------------
  Russia - (0.6)%
    AO VimpelCom, ADR (Telecommunications)*                                (350)            $   (11,263)
-------------------------------------------------------------------------------------------------------
  South Africa - (0.6)%
    Anglo American Platinum Corp., Ltd. (Metals and Mining)                (250)            $   (10,971)
-------------------------------------------------------------------------------------------------------
  Sweden - (0.6)%
    Skandia Forsakrings AB (Insurance)*                                  (2,400)            $   (12,154)
-------------------------------------------------------------------------------------------------------
  Switzerland - (9.4)%
    Credit Suisse Group (Banks and Credit Cos)*                          (2,400)            $   (90,855)
    UBS AG (Banks and Credit Cos.)*                                      (1,747)                (85,898)
                                                                                            -----------
                                                                                            $  (176,753)
-------------------------------------------------------------------------------------------------------
  United Kingdom - (6.5)%
    Carlton Communications PLC (Broadcasting)                           (11,500)            $   (44,451)
    Egg PLC (Financial Services)                                        (18,000)                (41,259)
    Rio Tinto PLC (Metals and Mining)*                                     (850)                (16,797)
    Sainsbury J. PLC (Retail)*                                           (3,500)                (19,907)
                                                                                            -----------
                                                                                            $  (122,414)
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $(1,230,240)
-------------------------------------------------------------------------------------------------------
U.S. Stocks - (8.4)%
    Human Genome Sciences, Inc. (Medical and Health Products)*           (3,200)            $   (69,728)
    Incyte Genomics, Inc. (Medical and Health Products)*                 (3,000)                (35,700)
    International Power PLC (Utilities - Electric)*                        (560)                (17,025)
    Monsanto Co. (Agriculture)                                             (200)                 (6,318)
    Washington Mutual, Inc. (Financial Services)                           (900)                (29,817)
                                                                                            -----------
                                                                                            $  (158,588)
-------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(1,397,905))                               $(1,388,828)
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 77.6%                                                        1,463,740
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $ 1,885,376
-------------------------------------------------------------------------------------------------------

Portfolio footnotes:
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At March 31,
  2002, the value of securities pledged for Vertex Contrarian Fund and Vertex International Fund
  amounted to $6,404,020 and $686,401, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                              VERTEX            VERTEX
                                                                          CONTRARIAN     INTERNATIONAL
MARCH 31, 2002                                                                  FUND              FUND
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $26,483,455 and
    $1,731,328, respectively)                                            $21,768,294       $ 1,810,464
  Cash                                                                        42,230           259,022
  Foreign currency, at value (identified cost, $9 and $--,
    respectively)                                                                  9              --
  Deposits with brokers for securities sold short                          6,485,450         1,397,905
  Receivable for investments sold                                            107,828            39,790
  Receivable with brokers for securities sold short                             --               1,829
  Receivable for fund shares sold                                              1,134               300
  Dividends and interest receivable                                            1,204             7,585
  Other assets                                                                    60              --
                                                                         -----------       -----------
    Total assets                                                         $28,406,209       $ 3,516,895
                                                                         -----------       -----------
Liabilities:
  Notes payable                                                          $   949,613       $   174,164
  Payable to custodian                                                          --              14,697
  Payable for dividends on securities sold short                               2,516             5,027
  Securities sold short, at value (proceeds received,
    $5,666,871 and $1,397,905, respectively)                               6,430,419         1,388,828
  Payable for investments purchased                                        1,709,673            47,079
  Payable for fund shares reacquired                                          17,096              --
  Payable to affiliates -
    Shareholder servicing agent fee                                              209              --
    Administrative fee                                                            37              --
  Accrued expenses and other liabilities                                      69,456               309
  Accrued interest expense                                                    10,000             1,415
                                                                         -----------       -----------
      Total liabilities                                                  $ 9,189,019       $ 1,631,519
                                                                         -----------       -----------
Net Assets                                                               $19,217,190       $ 1,885,376
                                                                         -----------       -----------
Net assets consist of:
  Paid-in capital                                                        $41,864,927       $ 1,945,818
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies           (5,480,696)           73,406
  Accumulated net realized loss on investments and foreign
    currency transactions                                                (16,906,124)         (136,926)
  Accumulated net investment income (loss)                                  (260,917)            3,078
                                                                         -----------       -----------
      Net assets                                                         $19,217,190       $ 1,885,376
                                                                         ===========       ===========
Shares of beneficial interest outstanding
  Class A                                                                    939,509           193,491
  Class I                                                                    358,378              --
                                                                         -----------       -----------
      Total shares of beneficial interest outstanding                      1,297,887           193,491
                                                                         -----------       -----------
Net assets:
  Class A                                                                $13,922,873       $ 1,885,376
  Class I                                                                  5,294,317              --
                                                                         -----------       -----------
      Total net assets                                                   $19,217,190       $ 1,885,376
                                                                         ===========       ===========
Class A shares:
    Net asset value per share
        (net asset / shares of beneficial interest outstanding)            $14.82            $ 9.74
                                                                           ======            ======
Offering price per share (100 / 94.25 of net asset value per share)        $15.72            $10.33
                                                                           ======            ======
Class I shares:
    Net asset value, offering price, and redemption price per
    share
      (net assets / shares of beneficial interest outstanding)
                                                                           $14.77            $ --
                                                                           ======            ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                              VERTEX            VERTEX
                                                                          CONTRARIAN     INTERNATIONAL
SIX MONTHS ENDED MARCH 31, 2002                                                 FUND              FUND
------------------------------------------------------------------------------------------------------
Net investment (income) loss:
  Income -
    Interest                                                            $     42,093       $     9,936
    Dividends                                                                 22,455            16,683
    Foreign taxes withheld                                                      --              (1,227)
                                                                        ------------       -----------
      Total investment income                                           $     64,548       $    25,392
                                                                        ------------       -----------
  Expenses -
    Management fee                                                      $    182,560       $    18,560
    Trustees' compensation                                                       755               755
    Shareholder servicing agent fee                                           12,732               929
    Distribution and service fee (Class A)                                    34,603             3,243
    Administrative fee                                                           861                80
    Custodian fee                                                              5,795             2,713
    Interest expense                                                          14,879               493
    Printing                                                                  23,902             4,695
    Postage                                                                    4,189                68
    Auditing fees                                                             30,147             7,950
    Legal fees                                                                 2,117             1,587
    Dividend expense on securities sold short                                  8,360             7,626
    Registration                                                                --               2,384
    Miscellaneous                                                             50,283             4,329
                                                                        ------------       -----------
      Total expenses                                                    $    371,183       $    55,412
    Fees paid indirectly                                                      (5,187)             --
    Reduction of expenses by investment adviser and distributor              (34,603)          (33,374)
                                                                        ------------       -----------
      Net expenses                                                      $    331,393       $    22,038
                                                                        ------------       -----------
        Net investment income (loss)                                    $   (266,845)      $     3,354
                                                                        ------------       -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                             $ (9,383,557)      $   (93,265)
    Securities sold short                                                 (3,464,729)          (25,468)
    Foreign currency transactions                                                (57)           (3,367)
                                                                        ------------       -----------
      Net realized loss on investments and foreign currency
        transactions                                                    $(12,848,343)      $  (122,100)
                                                                        ------------       -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                         $ 14,715,867       $   199,980
    Securities sold short                                                   (865,918)         (199,017)
    Translation of assets and liabilities in foreign currencies               (1,986)          (12,531)
                                                                        ------------       -----------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                            $ 13,847,963       $   (11,568)
                                                                        ------------       -----------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                          $    999,620       $  (133,668)
                                                                        ------------       -----------
          Increase (decrease) in net assets from operations             $    732,775       $  (130,314)
                                                                        ============       ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED           YEAR ENDED
                                                                      MARCH 31, 2002   SEPTEMBER 30, 2001
VERTEX CONTRARIAN FUND                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $   (266,845)     $ (1,269,717)
  Net realized gain (loss) on investments and foreign
    currency transactions                                                (12,848,343)       14,935,662
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  13,847,963       (24,368,312)
                                                                        ------------      ------------
      Increase (decrease) in net assets from operations                 $    732,775      $(10,702,367)
                                                                        ------------      ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                     $(10,657,372)     $ (7,054,907)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                       (2,644,770)       (1,024,586)
                                                                        ------------      ------------
      Total distributions declared to shareholders                      $(13,302,142)     $ (8,079,493)
                                                                        ------------      ------------
Net increase in net assets from fund share transactions                 $  3,255,048      $ 10,403,819
                                                                        ------------      ------------
      Total decrease in net assets                                      $ (9,314,319)     $ (8,378,041)
Net assets:
  At beginning of period                                                  28,531,509        36,909,550
                                                                        ------------      ------------
  At end of period (including accumulated net investment
    income (loss) of $(260,917) and $5,928, respectively)               $ 19,217,190      $ 28,531,509
                                                                        ============      ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED           YEAR ENDED
                                                                      MARCH 31, 2002   SEPTEMBER 30, 2001
VERTEX INTERNATIONL FUND                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $      3,354      $     12,568
  Net realized loss on investments and foreign currency
    transactions                                                            (122,100)          (10,738)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                     (11,568)           84,974
                                                                        ------------      ------------
      Increase (decrease) in net assets from operations                 $   (130,314)     $     86,804
                                                                        ------------      ------------
Distributions declared to shareholders from net
  investment income (Class A)                                           $    (16,933)     $       --
                                                                        ------------      ------------
  Net increase in net assets from fund share transactions               $    334,568         1,611,251
                                                                        ------------      ------------
      Total increase in net assets                                      $    187,321      $  1,698,055
                                                                        ------------      ------------
Net assets:
  At beginning of period                                                   1,698,055              --
                                                                        ------------      ------------
  At end of period (including accumulated net investment
    income of $3,078 and $16,656, respectively)                         $  1,885,376      $  1,698,055
                                                                        ============      ============

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  September 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,                PERIOD ENDED
                                    SIX MONTHS ENDED        --------------------------------------------     SEPTEMBER 30,
                                      MARCH 31, 2002              2001               2000           1999             1998*
VERTEX CONTRARIAN FUND                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $  27.12          $  48.22           $  23.44       $   9.58          $  10.00
                                            --------          --------           --------       --------          --------
Income (loss) from investment operations# -
  Net investment income (loss)(S)           $  (0.24)         $  (1.32)          $  (1.76)      $  (0.37)         $   0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency         1.43             (9.19)             59.88          14.45             (0.46)
                                            --------          --------           --------       --------          --------
      Total from investment operations      $   1.19          $  (10.51)         $  58.12       $ 14.08           $ (0.42)
                                            --------          --------           --------       --------          --------
Less distributions declared to shareholders -
  From net investment income                $ --              $  --              $  --          $  (0.02)         $  --
  From net realized gain on investments
    and foreign currency transactions         (13.49)           (10.59)            (33.34)         (0.20)            --
                                            --------          --------           --------       --------          --------
      Total distributions declared to
        shareholders                        $ (13.49)         $ (10.59)          $ (33.34)      $  (0.22)         $  --
                                            --------          --------           --------       --------          --------
Net asset value - end of period             $  14.82          $  27.12           $  48.22       $  23.44          $   9.58
                                            ========          ========           ========       ========          ========
Total return                                   (2.01)%++        (26.54)%(+++)      297.36%        149.05%(++)        (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                 2.72%+            5.44%              4.38%          2.41%             2.03%+
  Net investment income (loss)                 (2.18)%+          (3.43)%            (3.42)%        (1.97)%            0.91%+
Portfolio turnover                               240%              827%             1,508%         1,553%              243%
Net assets at end of period (000 Omitted)    $13,923           $23,350            $33,532         $4,263              $389

  (S) Prior to August 31, 2001, and subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                 $  (0.28)         $  (1.45)          $  (2.12)      $  (1.01)         $  (0.64)
        Ratios (to average net assets):
          Expenses##                            3.07%+            5.79%              5.08%          5.83%            15.69%+
          Net investment loss                  (2.53)%+          (3.78)%            (4.12)%        (5.39)%          (12.78)%+

    * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 1998.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  (+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.66%, 5.42%,
      4.33%, 2.02%, and 2.03% for the six months ended March 31, 2002, the years ended September 30, 2001, 2000 and
      1999, and the period ended September 30, 1998, respectively.
 (++) On September 30, 1999, the fund had certain "as of" securities transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions reduced the fund's total return from 155.74% to 149.05%.
(+++) On September 30, 2001, the fund had certain "as of" transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions increased the fund's total return from (26.62)% to (26.54)%.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED        PERIOD ENDED
                                                        SIX MONTHS ENDED          SEPTEMBER 30,       SEPTEMBER 30,
                                                          MARCH 31, 2002                   2001               2000*
VERTEX CONTRARIAN FUND                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $  27.06               $  48.16            $  42.80
                                                                --------               --------            --------
Income (loss) from investment operations# -
  Net investment loss(S)                                        $  (0.18)              $  (1.26)           $  (0.80)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                            1.38                  (9.25)               6.16
                                                                --------               --------            --------
      Total from investment operations                          $   1.20               $ (10.51)           $   5.36
                                                                --------               --------            --------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                  $ (13.49)              $ (10.59)           $  --
                                                                --------               --------            --------
Net asset value - end of period                                 $  14.77               $  27.06            $  48.16
                                                                ========               ========            ========
Total return                                                       (1.99)%++             (26.59)%(++)         12.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                     2.36%+                 5.40%               5.38%+
  Net investment loss                                              (1.81)%+               (3.32)%             (2.00)%+
Portfolio turnover                                                   240%                   827%              1,508%
Net assets at end of period (000 Omitted)                       $  5,294               $  5,181            $  3,377

  (S) Prior to August 31, 2001, and subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 2.00%
      of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                     $ --                   $ --                $  (1.66)
        Ratios (to average net assets):
          Expenses##                                              --                     --                    5.73%+
          Net investment loss                                     --                     --                   (2.35)%+

   * For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)  Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.30%, 5.37%
     and 5.37% for the six months ended March 31, 2002, the year ended September 30, 2001, and the period ended
     September 30, 2000, respectively.
(++) On September 30, 2001, the fund had certain "as of" transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions increased the fund's total return from (26.67)% to (26.59)%.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                                 MARCH 31, 2002             PERIOD ENDED
                                                                    (UNAUDITED)      SEPTEMBER 30, 2001*
VERTEX INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------
                                                                        CLASS A
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 10.54                 $ 10.00
                                                                        -------                 -------
Income from investment operations# -
  Net investment income(S)                                              $  0.02                 $   0.08
  Net realized and unrealized gain on investments and foreign
    currency                                                              (0.73)                    0.46
                                                                        -------                 -------
      Total from investment operations                                  $ (0.71)                $   0.54
Less distributions declared to shareholders from net investment
  income                                                                $ (0.09)                $  --
                                                                        -------                 -------
Net asset value - end of period                                         $  9.74                 $ 10.54
                                                                        =======                 =======
Total return(+)                                                           (6.63)%++                 5.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                           2.38%+                   2.48%+
  Net investment income                                                    0.36%+                   1.09%+
Portfolio turnover                                                          108%                     229%
Net assets at end of period (000 Omitted)                               $ 1,885                 $  1,698

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pay's the investment adviser a reimbursement fee not greater than 1.50% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss and ratios would have been:
        Net investment loss                                            $  (0.16)                $  (0.27)
        Ratios (to average net assets):
          Expenses##                                                       5.98%+                   7.18%+
          Net investment loss                                             (3.24)%+                 (3.61)%+

   * For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Excluding dividend expense on securities sold short and interest expense, the ratio of expenses to average net assets was 1.50% and 1.54% for the periods ended March 31, 2002, and September 30, 2001, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

Vertex Contrarian Fund and Vertex International Fund (the funds) are non-diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund can invest up to 35% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indexed Securities - Each fund may invest in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Short Sales - Each fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - The tax character of distributions declared for the years ended September 30, 2001, and September 30, 2000, was as follows:

                                                                      VERTEX
                                                                  INTERNATIONAL
                                     VERTEX CONTRARIAN FUND           FUND
                                  ---------------------------     --------------
                                  SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                       2001            2000            2001
-------------------------------------------------------------------------------
Distributions Paid from Income:
    Ordinary income                 $8,042,819     $13,089,213         $  --
    Long-term capital gain          $   36,674     $    --             $  --
                                    ----------      ----------         --------
Total Distributions Paid            $8,079,493     $13,089,213         $  --
                                    ==========     ===========         ========

Tax Basis Components of Distributed Earnings - As of September 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                       VERTEX            VERTEX
                                                   CONTRARIAN     INTERNATIONAL
                                                         FUND              FUND
-------------------------------------------------------------------------------
Undistributed ordinary income                      $13,289,296         $ 16,930
Undistributed long-term capital gain                    12,753             --
Capital loss carryforward                                 --            (10,445)
Unrealized gain (loss)                             (23,351,085)          80,593
Other temporary differences                            (29,334)            (274)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                                                   VERTEX          VERTEX
                                                 CONTRARIAN    INTERNATIONAL
EXPIRATION DATE                                     FUND            FUND
-------------------------------------------------------------------------------
September 30, 2009                                $  --           $10,445

Multiple Classes of Shares of Beneficial Interest - The Vertex Contrarian Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Vertex Investment Management, Inc. (Vertex), a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 2.00% of each fund's average daily net assets. Each fund also pays Vertex, at the end of each month, the fee of 2.00% of such fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% of such fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and the Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia, and Far East) Index for the Vertex Contrarian Fund and the Vertex International Fund, respectively. The maximum adjustment (up or down) for each fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by each fund during any fiscal year will be 0.00% and 4.00%, respectively. The investment adviser has voluntarily agreed to waive its fee for the Vertex International Fund, which is shown as a reduction of expenses on the Statements of Operations.

The Vertex International Fund has a temporary expense reimbursement agreement whereby Vertex has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay Vertex an expense reimbursement fee not greater than 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by Vertex in prior years. At March 31, 2002, the Vertex Contrarian Fund fully reimbursed all of the expenses paid by Vertex and the aggregate unreimbursed expenses for the Vertex International Fund amounted to $38,761.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from Vertex. Certain officers and Trustees of the fund are officers or directors of Vertex, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc.
(MFSC). On January 1, 2002, the funds unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the fund's pension liability fluctuates with the performance of each fund.

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fee under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the period ended March 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 VERTEX                  VERTEX
                                        CONTRARIAN FUND      INTERNATIONAL FUND
-------------------------------------------------------------------------------
PURCHASES
---------
Investments (non-U.S. government
  securities)                               $64,059,961              $2,253,028
                                            -----------              ----------

SALES
-----
Investments (non-U.S. government
  securities)                               $82,787,023              $1,484,541
                                            -----------              ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                 VERTEX                  VERTEX
                                        CONTRARIAN FUND      INTERNATIONAL FUND
-------------------------------------------------------------------------------
Aggregate cost                              $26,483,455              $1,735,709
                                            -----------              ----------
Gross unrealized appreciation               $ 1,501,275              $  140,822
Gross unrealized depreciation                (6,216,436)                (66,067)
                                            -----------              ----------
    Net unrealized appreciation
      (depreciation)                        $(4,715,161)             $   74,755
                                            ===========              ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       SIX MONTHS ENDED MARCH 31, 2002     SIX MONTHS ENDED MARCH 31, 2002
                                       -------------------------------     -------------------------------
                                                VERTEX CONTRARIAN FUND           VERTEX INTERNATIONAL FUND
                                        ------------------------------       -----------------------------
                                              SHARES            AMOUNT             SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                   50,117       $ 1,090,902             40,239      $   410,318
Shares issued to shareholders in
  reinvestment of distributions              370,679         6,320,074              1,777           16,931
Shares reacquired                           (342,308)       (7,039,739)            (9,640)         (92,681)
                                           ---------       -----------           --------      -----------
    Net increase                              78,488       $   371,237             32,376      $   334,568
                                           =========       ===========           ========      ===========


                                         YEAR ENDED SEPTEMBER 30, 2001     PERIOD ENDED SEPTEMBER 30, 2001*
                                        ------------------------------     -------------------------------
                                                VERTEX CONTRARIAN FUND           VERTEX INTERNATIONAL FUND
                                        ------------------------------     -------------------------------
                                              SHARES            AMOUNT             SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  219,727       $ 8,308,642            161,116      $ 1,611,256
Shares issued to shareholders in
  reinvestment of distributions              203,956         7,004,010              --            --
Shares reacquired                           (258,081)       (9,620,283)                (1)              (5)
                                           ---------       -----------           --------      -----------
    Net increase                             165,602       $ 5,692,369            161,115      $ 1,611,251
                                           =========       ===========           ========      ===========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through
  September 30, 2001.

Class I shares

                                      SIX MONTHS ENDED MARCH 31, 2002        YEAR ENDED SEPTEMBER 30, 2001
                                        ------------------------------     -------------------------------
                                                VERTEX CONTRARIAN FUND              VERTEX CONTRARIAN FUND
                                        ------------------------------     -------------------------------
                                              SHARES            AMOUNT             SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                   71,939       $ 1,371,096            129,589      $ 5,054,269
Shares issued to shareholders in
  reinvestment of distributions              155,571         2,644,708             29,827        1,024,556
Shares reacquired                            (60,583)       (1,131,993)           (38,091)      (1,367,375)
                                           ---------       -----------           --------      -----------
    Net increase                             166,927       $ 2,883,811            121,325      $ 4,711,450
                                           =========       ===========           ========      ===========

(6) Line of Credit
The Vertex Contrarian Fund and the Vertex International Fund participate respectively in a $30 million and $1.5 million committed secured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Each fund may borrow up to 50% of its net assets to invest in portfolio securities or for liquidity or defensive purposes. Each loan is secured by assets of the fund. Interest is charged to each fund based on their borrowings, at a rate equal to the Overnight Federal Funds Rate plus 0.50% for the Vertex Contrarian Fund, and the Overnight Federal Funds Rate plus 0.75% for the Vertex International Equity Fund. In addition, a commitment fee based on the daily unused portion of the committed line of credit is charged to the Vertex Contrarian Fund at a rate of 0.09% per annum, and to the Vertex International Fund at a rate of 0.10% per annum. During the period ended March 31, 2002, the maximum amounts outstanding and the amounts at March 31, 2002, were as follows:

                                                  VERTEX                 VERTEX
                                         CONTRARIAN FUND     INTERNATIONAL FUND
-------------------------------------------------------------------------------
Maximum Loan Outstanding                      $8,502,015               $387,821
Loan Outstanding at March 31, 2002            $  949,613               $174,164

Interest expense and weighted average interest rate incurred on the borrowings for the period ended March 31, 2002, were as follows:

                                                  VERTEX                 VERTEX
                                         CONTRARIAN FUND     INTERNATIONAL FUND
-------------------------------------------------------------------------------
Interest Expense                                 $14,879                   $493
Weighted Average Interest Expense                  2.50%                  2.53%



                 --------------------------------------------
             This report is prepared for the general information of
         shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

VERTEX(SM) CONTRARIAN FUND

VERTEX(SM) INTERNATIONAL FUND


Vertex Investment Management, Inc.
500 Boylston Street
Boston, MA 02116-3741

(C)2002 Vertex Investment Management Inc.
Vertex investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                             VER-3-XI  5/02  2M